DIGIPATH SOLUTIONS, LLC

FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

DIGIPATH SOLUTIONS, LLC

FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

TABLE OF CONTENTS

Page

Report of Independent Auditors	1

Financial Statements
Balance Sheets	2
Statements of Income and Member’s Equity	3
Statements of Cash Flows	4
Notes to Financial Statements	5-9

REPORT OF INDEPENDENT AUDITORS

To the Member of

  Digipath Solutions, LLC

The Woodlands, Texas

We have audited the accompanying balance sheets of Digipath Solutions, LLC (the “Company”) as of June 30, 2012 and 2011, and the related  statements of income, member’s equity and cash flows for the year ended June 30, 2012  and for the period from August 20, 2010 (inception) to June 30, 2011.  These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Digipath Solutions, LLC as of June 30, 2012 and 2011, and the results of its operations and its cash flows for the year then ended June 30, 2012 and from August 20, 2010 (inception), to June 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

The Woodlands, Texas

September 6, 2012

DIGIPATH SOLUTIONS, LLC

BALANCE SHEETS

JUNE 30, 2012 AND 2011

ASSETS	2012	2011

CURRENT ASSETS
Cash	$326,576	$174,591
Accounts receivable	222,919	120,771
Prepaid expenses and other current assets	2,788	2,513
Total current assets	552,283	297,875

PROPERTY AND EQUIPMENT, net	180,989	166,155

TOTAL ASSETS	$733,272	$464,030

LIABILITIES AND MEMBER'S EQUITY

CURRENT LIABILITIES
Current portion of notes payable	$8,200	$-
Current portion of obligation under capital lease	32,840	28,357
Accounts payable	17,520	3,486
Accrued liabilities	22,623	10,617
Total current liabilities	81,183	42,460

LONG-TERM LIABILITIES
Notes payable	35,691	-
Obligation under capital lease	94,950	127,790
Total long-term liabilities	130,641	127,790

MEMBER'S EQUITY
	521,448	293,780

TOTAL LIABILITIES AND MEMBER'S EQUITY	$733,272	$464,030

See notes to financial statements.

DIGIPATH SOLUTIONS, LLC

STATEMENTS OF INCOME AND MEMBER’S EQUITY

		Inception
		(August 20, 2010)
	Year ended	to
	June 30,	June 30,
	2012	2011

SALES	$1,106,090	$537,561

COST OF SALES	163,549	31,995

GROSS MARGIN	942,541	505,566

OPERATING EXPENSES	424,394	159,885

OPERATING INCOME	518,147	345,681

OTHER INCOME (EXPENSE)
Interest expense	(9,824)	(7,312)

NET INCOME	508,323	338,369

MEMBER'S EQUITY, beginning	293,780	-
CONTRIBUTIONS	-	33,600
DISTRIBUTIONS	(280,655)	(78,189)

MEMBER'S EQUITY, ending	$521,448	$293,780

See notes to financial statements.

DIGIPATH SOLUTIONS, LLC

STATEMENTS OF CASH FLOWS

		Inception
		(August 20, 2010)
	Year ended	to
	June 30,	June 30,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES

Net income	$508,323	$338,369

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	43,562	18,346
Changes in operating assets and liabilities:
Accounts receivable	(102,148)	(120,771)
Prepaid expenses and other current assets	(275)	(2,513)
Accounts payable	14,034	3,486
Accrued liabilities	12,006	10,617
Net cash provided by operating activities	475,502	247,534

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property and equipment	(10,430)	(3,117)
Net cash used in investing activities	(10,430)	(3,117)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayments of long-term debt	(32,433)	(25,237)
Member's distributions	(280,655)	(78,189)
Member's contributions	-	33,600
Net cash used in financing activities	(313,088)	(69,826)

NET CHANGE IN CASH AND CASH EQUIVALENTS	151,985	174,591

CASH AND CASH EQUIVALENTS -
Beginning of period	174,591	-

End of period	$326,576	$174,591

SUPPLEMENTAL CASH FLOW INFORMATION
Cash paid for interest	$9,645	$4,912

SUPPLEMENTAL NON-CASH FINANCING ACTIVITIES
Property and equipment acquired through long-term debt	$47,967	$181,384

See notes to financial statements.

DIGIPATH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

NOTE 1 – NATURE OF OPERATIONS

Digipath Solutions, LLC (the “Company”) is a Texas limited liability company. As a limited liability company, the liability of the Company’s member is limited.

Formed August 20, 2010, Digipath Solutions, LLC utilizes the latest digital pathology technologies and unique business models to provide high quality pathology services to various healthcare providers. The Company partners with pathology groups with full reference laboratories, molecular diagnostic capabilities, and pathologists who are proven thought leaders and innovators. Over the past two years the Company has focused on selling and marketing its Turnkey Laboratory Development and Management solution which consists of developing and managing anatomic pathology laboratories for its physician clients.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect certain reported amounts and disclosures in the financial statements and accompanying notes.  While management believes current estimates are reasonable and appropriate, actual results may differ from those estimates.

Cash and Cash Equivalents

For purposes of the statements of cash flows, the Company considers all liquid investment instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable are stated at the amount billed to the customers net of any allowance for doubtful accounts.  Accounts receivable are ordinarily due 30 days after the issuance of the invoice.  The allowance for doubtful accounts is estimated based on the Company’s historical losses, the existing economic conditions in the medical and other industries and the financial stability of its customers.  Management reviews accounts and those deemed uncollectible are applied against the allowance for doubtful accounts.   At June 30, 2012 and 2011, an allowance for doubtful accounts was not necessary.

Advertising

The Company’s policy is to expense advertising costs as incurred.  The Company has not incurred advertising costs since inception.

DIGIPATH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Sales

The Company primarily generates sales through the delivery of diagnostic reports to its referring physician clients. Once a physician obtains a specimen from surgery it is transported by courier to the client’s pathology laboratory. That specimen is then processed into a glass slide, which is digitized utilizing digital pathology imaging technology. The slide is diagnosed by the Company’s partner pathology group and a diagnostic report is sent back to the referring physician. The Company manages the entire process.

Property and Equipment

Property and equipment are stated at cost.  Maintenance and repair costs are charged to expense as incurred; costs of major additions and improvements are capitalized.  Depreciation is determined on a straight-line basis using estimated useful lives.  Depreciation expense totaled $43,562 and $18,346 for the year ended June 30, 2012, and the period of August 20, 2010 (inception) through June 30, 2011, respectively.  Estimated useful lives are as follows:

Machinery and equipment	5 years
Computer equipment and software	3 years
Vehicles	5 years

Income Taxes

The Company follows the provisions of the ASC 740-10-05, Accounting for Uncertainty in Income Taxes.  The Company also follows the provisions of Accounting Standards Update (“ASU”) No. 2009-06, Implementation Guidance on Accounting for Uncertain Tax Provisions by Pass-Through Entities.  The Company is a pass-through entity and is not considered a taxing entity for federal income tax purposes and thus no provision for federal income taxes has been recorded in the accompanying financial statements.  The member is taxed individually on his share of the Company’s earnings.  The Company’s net income or loss is allocated to the member in accordance with the limited liability company agreement.  The Company did not have uncertain tax positions for which ASC 740-10-05 requires that the Company recognize the financial statement benefit of a tax position only after determining the relevant tax authority would more likely than not sustain the tax position following an audit.

NOTE 3 – PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	June 30,	June 30,
	2012	2011

Machinery and equipment	$218,757	$181,384
Computer equipment and software	6,074	3,117
Vehicles	18,067	-
	242,898	184,501
Less: accumulated depreciation	61,909	18,346

	$180,989	$166,155

DIGIPATH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

NOTE 4 – NOTES PAYABLE

Notes payable consisted of the following at June 30, 2012:

Note payable to a financial institution, originating November 2011. Monthly payments of $584 include 6.25 percent interest. The note is secured by equipment and matures November 2016.	$27,353

Note payable to a financial institution, originating October 2011. Monthly payments of $286 include 4.40 percent interest. The note is secured by a vehicle and matures October 2017.	16,538

43,891
Less: current maturities	8,200

Total long-term portion	$35,691

Maturities for notes payable are as follows:

Year Ended June 30,

2013	$8,200
2014	8,679
2015	9,186
2016	9,722
2017	8,104

$43,891

NOTE 5 – CAPTIAL LEASES

The Company is the lessee of equipment under a capital lease expiring September 2015.  The asset and liability are recorded at the lower of the present value of the minimum lease payments or fair value of the asset.  The asset is depreciated over the lower of the lease term or the estimated productive life.  Amortization of the asset under the capital lease is included in depreciation and amortization expense for the year ended June 30, 2012, and the period of August 20, 2010 (inception) through June 30, 2011.

DIGIPATH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

NOTE 5 – CAPTIAL LEASES (Continued)

Following is a summary of the Company’s property held under capital lease:

	June 30,	June 30,
	2012	2011

Machinery and equipment	$181,384	$181,384
Less: accumulated amortization	54,415	18,346

	$126,969	$163,038

Minimum future lease payments for the Company under the capital lease for each of the next four years and in the aggregate are:

Year Ended June 30,

2013	$39,897
2014	39,897
2015	39,897
2016	23,273
Total minimum lease payments	142,964
Less: amount representing interest	15,175
Present value of minimum lease payments	127,790
Less: current portion of obligation under capital lease	32,840

Long-term portion of obligation under capital lease	$94,950

Interest on the capital lease is 6.25 percent and is imputed based on the lower of the Company’s incremental borrowing rate at the inception of the lease or the lessor’s implicit rate of return.

NOTE 6 – CONCENTRATION

The Company concentrates its operation with primarily one customer.  The customer’s account receivable balance was $210,530 or 94 percent of total accounts receivable as of June 30, 2012 and $114,527 or 95 percent of total accounts receivable as of June 30, 2011.  The customer accounted for $983,179 or 89 percent of sales for the year ended June 30, 2012 and $523,705 or 97 percent of sales for the period of August 20, 2010 (inception) through June 30, 2011.

DIGIPATH SOLUTIONS, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2012 AND 2011

NOTE 7 – COMMITMENT AND CONTINGENCIES

Operating Leases

The Company leases office space under a non-cancelable operating lease agreement which expires October 2012.  Future minimum rental payments under the operating lease total $7,950, due in the year ending June 30, 2013.

Rent expense included in the statements of income and member’s equity totaled $30,563 and $11,169 for the year ended June 30, 2012, and the period of August 20, 2010 (inception) through June 30, 2011, respectively.

NOTE 8 – SUBSEQUENT EVENTS

On July 12, 2012, the Company received a Letter of Intent from another entity to purchase the assets of the Company.  There can be no assurance that this transaction will close.

The Company has evaluated subsequent events through September 6, 2012 the date on which the financial statements presented herein were available to be issued for the period ended June 30, 2012.